UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 23, 2004 (November 19, 2004)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments.

Wellsford/Whitehall Group, L.L.C. (“Wellsford/Whitehall”) is a joint venture by and among Wellsford Real Properties, Inc. (the “Company”), various entities affiliated with the Whitehall Funds (“Whitehall”) and private real estate funds sponsored by The Goldman Sachs Group, Inc. (“Goldman Sachs”). The Company’s equity interest in Wellsford/Whitehall is 35.21%. The managing member of Wellsford/Whitehall is a Goldman Sachs and Whitehall affiliate.

On November 19, 2004, Wellsford/Whitehall executed a preliminary contract, subject to customary due diligence and other conditions, to sell a portfolio of eight properties and a contiguous land parcel. The properties which aggregate approximately 1,360,000 square feet are located in New Jersey. The sale is scheduled to close in the first quarter of 2005. Net cash receipts from the Wellsford/Whitehall transaction are expected to be used to repay existing debt.

Based upon the contract sale price, Wellsford/Whitehall will report an approximate $20 million impairment charge relating to the assets to be sold, during the three months ending December 31, 2004. The Company’s share of the impairment charge will be approximately $7 million. After the sale, Wellsford/Whitehall will own five CVS retail stores which are currently being marketed for sale, one parcel of land adjacent to a property subject to the sales contract and two fully leased buildings.

This 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of the Company’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: future impairment charges as a result of possible continuing declines in the expected values and cash flows of owned properties and investments or changes in the intent with regards to such properties and investments; risks associated with equity investments in and with third parties; risks associated with our reliance on joint venture partners including, but not limited to, the inability to obtain consent from partners for certain business decisions, reliance on partners who are solely responsible for the books, records and financial statements of such ventures, the potential risk that our partners may become bankrupt, have economic or other business interests and objectives which may be inconsistent with those of the Company and our partners being in a position to take action contrary to our instructions or requests; inability and/or unwillingness of partners to provide their share of any future capital requirements; demand by prospective buyers of commercial properties; inability to realize gains from the real estate assets held for sale; lower than anticipated sales prices; inability to close on sales of properties including the Wellsford/Whitehall transaction described above, and if closed at the terms set forth in the contract; illiquidity of real estate investments; and other risks listed from time to time in the Company’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
	99.1	Wellsford Real Properties, Inc. (the "Company") press release issued November 23, 2004, announcing that Wellsford/Whitehall has executed a contract to sell a portfolio of eight properties and an adjacent land parcel.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ James J. Burns
James J. Burns Senior Vice President, Chief Financial Officer
Date: November 23, 2004

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. ANNOUNCES STATUS OF TWO DIVESTITURES

NEW YORK, November 23, 2004—Wellsford Real Properties, Inc. (AMEX: WRP) announced today that its Board of Directors approved the previously announced sale of its interest in Second Holding Company, LLC (“Second Holding”) for $15 million. The sale is expected to close by early December 2004.

WRP also announced that Wellsford/Whitehall Group, L.L.C. (“WWG”), has executed a preliminary contract, subject to customary due diligence and other conditions, to sell a portfolio of eight properties and a contiguous land parcel. The properties which aggregate approximately 1,360,000 square feet are located in New Jersey. The sale is scheduled to close in the first quarter of 2005. Net cash receipts from the WWG transaction are expected to be used to repay existing debt. Based upon the contract sale price, WWG will report an approximate $20 million impairment charge relating to the assets to be sold, during the three months ending December 31, 2004. WRP’s share of the impairment charge will be approximately $7 million. After the sale, WWG will own five CVS retail stores which are currently being marketed for sale, one parcel of land adjacent to a property subject to the sales contract and two fully leased buildings.

As a result of the current status of WRP’s aforementioned investments in WWG and Second Holding, WRP’s Board of Directors have determined not to pursue any extraordinary transaction at this time. WRP will continue to seek opportunities for the advantageous sale of certain assets that it holds and will also evaluate new investment opportunities and the possibility of returning excess cash to stockholders.

WRP is a real estate merchant banking firm headquartered in New York City, which acquires, develops, finances and operates real properties and organizes and invests in private and public real estate companies.

WWG is a joint venture by and among WRP, various entities affiliated with the Whitehall Funds (“Whitehall”) and private real estate funds sponsored by The Goldman Sachs Group, Inc. (“Goldman Sachs”). WRP’s equity interest in WWG is 35.21%. The managing member of WWG is a Goldman Sachs and Whitehall affiliate.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: future impairment charges as a result of possible continuing declines in the expected values and cash flows of owned properties and investments or changes in the intent with regards to such properties and investments; risks associated with equity investments in and with third parties; inability to complete the sale of our interest in Second Holding; risks associated with our reliance on joint venture partners including, but not limited to, the inability to obtain consent from partners for certain business decisions, reliance on partners who are solely responsible for the books, records and financial statements of such ventures, the potential risk that our partners may become bankrupt, have economic or other business interests and objectives which may be inconsistent with those of WRP and our partners being in a position to take action contrary to our instructions or requests; inability and/or unwillingness of partners to provide their share of any future capital requirements; demand by prospective buyers of commercial properties; inability to realize gains from the real estate assets held for sale; lower than anticipated sales prices; inability to close on sales of properties; inability to close the WWG transaction described above at the terms set forth in the contract; illiquidity of real estate investments; and other risks listed from time to time in WRP’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Mark P. Cantaluppi Vice President - Chief Accounting Officer & Director of Investor Relations Wellsford Real Properties, Inc. (212) 838-3400